Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Rosenblum, Chief Executive Officer and Chief Financial Officer of Boxwoods, Inc., hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Annual Report on Form 10-KSB of Boxwoods, Inc. for the year ended November 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Annual Report on Form 10-KSB of Boxwoods, Inc. for the year ended November 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of Boxwoods, Inc.

Date: February 13, 2008
	By:	/s/ Richard Rosenblum
Richard Rosenblum
Chief Executive Officer (principal executive officer and duly authorized officer) Chief Financial Officer (principal financial officer And duly authorized officer)